Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UAS Drone Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yossef Balucka, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2024

/s/ Yossef Balucka
Yossef Balucka,
Chief Executive Officer